UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

WebMediaBrands Inc.
(Exact name of registrant as specified in its charter)

Delaware	06-1542480
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

50 Washington Street, Suite 912 Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

23 Old Kings Highway South
Darien, CT  06820
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2009, WebMediaBrands Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2009. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release, dated November 12, 2009, WebMediaBrands Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WebMediaBrands Inc.

	By:	/s/ Donald J. O’Neill
	Name:	Donald J. O’Neill
	Title:	Vice President and Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)
Date: November 12, 2009

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EXHIBIT INDEX

Exhibits:

99.1	Press release, dated November 12, 2009, WebMediaBrands Inc.

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